Exhibit 99.3

Unaudited Pro Forma Financial Information for Envestnet and Placemark

On October 1, 2014, pursuant to an amended and restated acquisition and agreement of merger (the “Placemark Agreement”), dated August 11, 2014, with Placemark Holdings, Inc., a Delaware corporation (“Placemark”), the Selling Securityholders and Fortis Advisors, LLC as Securityholder Representative, Envestnet, Inc. (“Envestnet”) acquired (the “Placemark Acquisition”) all of the outstanding capital stock of Placemark.

On July 1, 2013, pursuant to an asset purchase agreement (the “WMS Agreement”), dated April 11, 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc. (“Prudential”), Envestnet acquired (the “WMS Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2014 is derived from the unaudited condensed consolidated balance sheet of Envestnet, and the unaudited condensed consolidated balance sheet of Placemark as of June 30, 2014, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from the unaudited pro forma condensed combined statement of operations of Envestnet and WMS for the year ended December 31, 2013, included elsewhere in this Exhibit 99.3 to this Current Report on Form 8-K/A, and the audited consolidated statement of income of Placemark for the year ended December 31, 2013, included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the six month period ended June 30, 2014 is derived from the unaudited condensed consolidated statement of operations of Envestnet for the six month period ended June 30, 2014 and the unaudited condensed consolidated statement of income of Placemark for the six month period ended June 30, 2014, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information has been prepared pursuant to the requirements of Article 11 of Regulation S-X, to give effect to the completed Placemark Acquisition which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations”. The assumptions, estimates, and adjustments reflected herein have been made solely for purposes of developing the unaudited pro forma condensed combined financial information and are based upon available information and certain assumptions that we believe are reasonable. The related purchase accounting should be considered preliminary.

The unaudited pro forma condensed combined balance sheet presented herein has been prepared as if the Placemark Acquisition, which was completed on October 1, 2014, had been completed as of June 30, 2014, the end of Envestnet’s second quarter of fiscal year 2014. The unaudited pro forma condensed combined statement of operations for the twelve month period ended December 31, 2013 has been prepared as if the Placemark Acquisition and the WMS Acquisition were completed on January 1, 2013, the first day of Envestnet’s fiscal year 2013. The unaudited pro forma condensed combined statement of operations for the six month period ended June 30, 2014 has been prepared as if the Placemark Acquisition and the WMS Acquisition were completed on January 1, 2013, the first day of Envestnet’s fiscal year 2013.

The unaudited pro forma condensed combined financial information should be read in conjunction with (i) the audited consolidated financial statements and related notes of Envestnet, and “Management’s Discussion and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2013, (ii) the unaudited condensed consolidated financial statements and related notes of Envestnet, and “Management’s Discussions and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Quarterly report on Form 10-Q for the six month period ended June 30, 2014, (iii) the audited consolidated financial statements and related notes of Placemark as of and for the year ended December 31, 2013, which are included as Exhibit 99.1 to this Current Report on Form 8-K/A, (iv) the unaudited condensed consolidated financial statements and related notes of Placemark as of June 30, 2014 and for the six month periods ended June 30, 2014 and 2013, which are included as Exhibit 99.2 to this Current Report on Form 8-K/A, and (v) the unaudited statement of revenue and direct expenses  of WMS for the six months ended June 30, 2013 and 2012, which are included in Exhibit 99.2 to Envestnet’s Current Report on Form 8-K filed with the SEC on October 7, 2013.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Envestnet that would have been reported had the Placemark Acquisition and the WMS Acquisition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2014

(in thousands)

	Historical		Pro Forma
	Envestnet (1)	Placemark (2)	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$64,464	$8,016	$(57,605)	a	$14,875
Fees and other receivables, net	24,857	2,442	—		27,299
Deferred tax assets, net	3,705	255	—		3,960
Prepaid expenses and other current assets	6,660	739	—		7,399
Total current assets	99,686	11,452	(57,605)		53,533

Property and equipment, net	14,565	803	—		15,368
Internally developed software, net	6,394	885	(885)	b	6,394
Intangible assets, net	31,398	—	26,000	c	57,398
Goodwill	74,868	—	18,633	d	93,501
Deferred tax assets, net	8,367	4,395	(3,138)	e	9,624
Other non-current assets	5,110	20	—		5,130
Total assets	$240,388	$17,555	$(16,995)		$240,948

Liabilities and Stockholders’ Equity
Current liabilities:
Accrued expenses	$33,683	$1,933	$1,113	f, g	$36,729
Accounts payable	6,728	548	—		7,276
Contingent consideration	6,000	—	—		6,000
Deferred revenue	6,566	87	—		6,653
Total current liabilities	52,977	2,568	1,113		56,658

Contingent consideration	11,389	—	—		11,389
Deferred revenue	3,017	—	—		3,017
Deferred rent	2,575	348	—		2,923
Lease incentive	4,146	—	—		4,146
Other non-current liabilities	2,548	—	—		2,548
Total liabilities	76,652	2,916	1,113		80,681

Total equity	163,736	14,639	(18,108)	h	160,267
Total liabilities and equity	$240,388	$17,555	$(16,995)		$240,948

(1) Amounts reflect the unaudited condensed consolidated balance sheet of Envestnet as reported in Envestnet’s quarterly report on Form 10-Q as of June 30, 2014, filed with the SEC on August 11, 2014.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ended December 31, 2013

(in thousands, except share and per share information)

	Historical		Pro Forma
	Condensed combined pro forma total for Envestnet and WMS (1)	Placemark (2)	Adjustments		Combined
Revenues:
Assets under management or administration	$233,016	$17,709	$(610)	i	$250,115
Licensing and professional services	41,967	283	—		42,250
Total revenues	274,983	17,992	(610)		292,365

Operating expenses:
Cost of revenues	117,080	—	(610)	i	116,470
Compensation and benefits	91,140	11,512	1,527	j	104,179
General and administration	56,692	5,317	—		62,009
Depreciation and amortization	19,657	257	5,818	c	25,732
Restructuring charges and asset impairment charges	474	—	—		474
Total operating expenses	285,043	17,086	6,735		308,864

Income (loss) from operations	(10,060)	906	(7,345)		(16,499)

Other income (expense), net	200	(3)	—		197

Income (loss) before income tax provision	(9,860)	903	(7,345)		(16,302)

Income tax provision (benefit)	656	(2,860)	(2,938)	l	(5,142)

Net income (loss)	$(10,516)	$3,763	$(4,407)		$(11,160)

Net loss per share:
Basic	$(0.32)				$(0.34)
Diluted	$(0.32)				$(0.34)

Weighted average common shares outstanding:
Basic	33,191,088				33,191,088
Diluted	33,191,088				33,191,088

(1) Based on calculations set forth in the unaudited pro forma condensed combined statement of operations for Envestnet, including WMS, included elsewhere in this Exhibit 99.3.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

Six Month Period Ended June 30, 2014

(in thousands, except share and per share information)

	Historical		Pro Forma
	Envestnet (1)	Placemark (2)	Adjustments		Combined
Revenues:
Assets under management or administration	$137,808	$11,118	$(374)	i	$148,552
Licensing and professional services	25,560	156	—		25,716
Total revenues	163,368	11,274	(374)		174,268

Operating expenses:
Cost of revenues	72,392	—	(374)	i	72,018
Compensation and benefits	48,616	7,653	767	j	57,036
General and administration	25,086	2,967	(536)	k	27,517
Depreciation and amortization	9,037	285	2,391	c	11,713
Total operating expenses	155,131	10,905	2,248		168,284

Income from operations	8,237	369	(2,622)		5,984

Other income, net	1,920	—	—		1,920

Income before income tax provision	10,157	369	(2,622)		7,904

Income tax provision (benefit)	3,639	12	(1,049)	l	2,602

Net income	6,518	357	(1,573)		5,302

Add: Net loss attributable to non-controlling interest	195	—	—		195
Net income attributable to Envestnet, Inc.	$6,713	$357	$(1,573)		$5,497

Net income per share:
Basic	$0.20				$0.16
Diluted	$0.18				$0.15

Weighted average common shares outstanding:
Basic	34,332,759				34,332,759
Diluted	36,726,121				36,726,121

(1) Amounts reflect the unaudited condensed consolidated statement of operations of Envestnet as reported in Envestnet’s quarterly report on Form 10-Q for the six months ended June 30, 2014, filed with the SEC on August 11, 2014.

(2) Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined financial statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(in thousands, except shares)

Note 1: Basis of pro forma presentation

On October 1, 2014, pursuant to an amended and restated acquisition and agreement of merger (the “Placemark Agreement”) dated August 11, 2014, with Placemark Holdings, Inc., a Delaware corporation (“Placemark”), the Selling Securityholders and Fortis Advisors, LLC, as Securityholder Representative, Envestnet Inc. (“Envestnet”) acquired (the “Placemark Acquisition”) all of the outstanding capital stock of Placemark. The estimated consideration transferred and estimated purchase price allocation, below, are presented for pro forma information purposes only and are likely to vary from the final amounts to be presented, as Envestnet finalizes its normal purchase accounting adjustments for the transaction.

The estimated consideration transferred in the Placemark Acquisition is as follows:

Cash consideration	$65,154
Cash received	(8,419)
Preliminary working capital adjustment	870
Total estimated fair value of consideration transferred	$57,605

On July 1, 2013, pursuant to an asset purchase agreement (the “WMS Agreement”), dated April 11, 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc. (“Prudential”), Envestnet acquired (the “WMS Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.

The unaudited pro forma condensed combined financial statements have been prepared by Envestnet pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed combined balance sheet as of June 30, 2014 is derived from the unaudited condensed consolidated financial statements of Envestnet and the unaudited condensed consolidated balance sheet of Placemark as of June 30, 2014, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from the unaudited pro forma condensed combined statement of operations of Envestnet, including WMS, for the year ended December 31, 2013, presented elsewhere in this document, and the audited statement of income of Placemark for the year ended December 31, 2013, included in Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined statement of operations for the six month period ended June 30, 2014 is derived from the unaudited condensed consolidated statement of operations of Envestnet for the six month period ended June 30, 2014 and the unaudited statement of income of Placemark for the six month period ended June 30, 2014, included in Exhibit 99.2 to this Current Report on Form 8-K/A.

Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, Envestnet believes that the disclosures provided herein, taken together with those included in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2013, Envestnet’s Form 10-Q for the quarterly period ended June 30, 2014, the audited consolidated financial statements of Placemark as of and for the year ended December 31, 2013 and the unaudited condensed consolidated financial statements of Placemark as of and for the six month periods ended June 30, 2014 and 2013 are adequate to make the information presented not misleading.

The unaudited pro forma condensed combined financial statements are provided for informational purposes only and do not purport to be indicative of Envestnet’s financial position or results of operations which would actually have been obtained had such transaction been completed as of the date or for the periods presented, or for the financial position or results of operations that may be obtained in the future.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(in thousands, except shares)

Note 2: Purchase price allocation

Under the purchase method of accounting, the total consideration transferred will be allocated to Placemark’s assets acquired and liabilities assumed based on the estimated fair value of Placemark’s tangible and intangible assets and liabilities as of October 1, 2014, the Placemark Acquisition date. The excess of the total consideration over the net tangible and intangible assets will be recorded as goodwill. Envestnet has made a preliminary allocation of the estimated total consideration as follows:

Estimated Preliminary Consideration Allocation

Total tangible assets acquired, net of cash acquired	$15,871
Total liabilities assumed	(2,899)

Identifiable intangible assets:
Customer relationships	21,000
Proprietary technology	4,000
Trade names and domains	1,000
Goodwill	18,633
Total estimated preliminary consideration allocation	$57,605

Envestnet is waiting for the completion of a valuation report to determine the fair values of intangible assets and goodwill and the related deferred income taxes.  In addition, the working capital adjustment has not been finalized with the seller.  These amounts are preliminary and are subject to change.

Total amortizable identifiable intangible assets total $26,000 and consist of customer relationships, proprietary technology and trade names with useful lives that range from 3 years to 12 years.

Goodwill of $18,633 represents the excess of the purchase price of the acquired business over the fair value of the underlying net tangible and identifiable intangible assets and represents the expected synergistic benefits of the transaction, primarily related to an increase in future revenues as a result of potential cross selling opportunities, as well as lower future operating expenses, including lower technology platform-related costs due to the migration of Placemark’s clients to the Envestnet technology platform. The goodwill is also related to the knowledge and experience of the workforce in place. Goodwill is subject to change based on finalization of the purchase accounting by Envestnet. In accordance with applicable accounting standards, goodwill will not be amortized but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

The goodwill resulting from the Placemark Acquisition is not tax deductible.

Note 3: Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a)                    To record net cash consideration of $57,605.

(b)                     To eliminate Placemark’s capitalized internally developed software as the fair value is recognized in proprietary technology. See tickmark (c) below.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(in thousands, except shares)

(c)                  To record the estimated fair value of Placemark’s intangible assets and the resulting amortization expense and to eliminate amortization expense for Placemark historical internal use software:

			Amortization
		Estimated	For the	For the
	Estimated	Useful Life	Year Ended	Six Months Ended
	Fair Value	in Years	December 31, 2013	June 30, 2014
Customer relationships	21,000	12.0	$4,336	$1,756
Proprietary technology	4,000	3.0	1,333	667
Trade names and domains	1,000	5.0	200	100
Total intangible assets acquired	$26,000		$5,869	$2,523

Less:
Placemark internal use software amortization			(51)	(132)
			$5,818	$2,391

(d)                 To record the estimated fair value of goodwill.

(e)                  To record the estimated deferred tax asset in the amount of $7,262 related to the reversal of Placemark’s valuation allowance offset by estimated deferred tax liabilities of $10,400 comprised of the difference between the assigned values of the tangible and intangible assets acquired and the tax basis of those assets.

(f)                   To record transaction costs totaling $1,134.  These costs are not reflected in the pro forma condensed combined statement of operations as these costs are non-recurring and are directly related to the acquisition.

(g)                   To eliminate a note payable not assumed in the acquisition in the amount of $21.

(h)                 To eliminate Placemark historical stockholders’ equity and to record the effects of entries a through g.

(i)                      To eliminate transactions between Envestnet and Placemark for the historical periods presented.

(j)                    Envestnet issued 111,751 shares of restricted stock to certain former Placemark employees on October 1, 2014. The restricted stock vests one-third on each of the first three anniversaries of the grant date. To record stock-based compensation for the issuance of the restricted shares net of estimated forfeitures and to eliminate stock-based compensation recorded by Placemark for the historical periods presented:

	For the	For the
	Year Ended	Six Months Ended
	December 31, 2013	June 30, 2014
Stock compensation expense	$1,563	$782
Less: Historical Placemark stock compensation expense	(36)	(15)
Net	$1,527	$767

(k)                 To eliminate the direct, incremental transaction costs in the amount of $536 related to the Placemark Acquisition for the six months ended June 30, 2014.

(l)                     To record the pro forma tax effect for the year ended December 31, 2013 and for the six months ended June 30, 2014 on the adjustments to pro forma net loss and net income before income tax provision based on an estimated statutory rate of 40.0% for both periods. The pro forma combined income tax benefits do not reflect the amounts that would have resulted had Envestnet and Placemark filed consolidated income tax returns during the periods presented.

Unaudited Pro Forma Financial Information for Envestnet and Wealth Management Solutions

On July 1, 2013, pursuant to an asset purchase agreement (the “Agreement”), dated April 11, 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc. (“Prudential”), Envestnet, Inc. (“Envestnet”) acquired (the “WMS Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from the audited financial statements of Envestnet for the year ended December 31, 2013, included in Envestnet’s Form 10-K for the year ended December 31, 2013, and the unaudited statement of revenue and direct expenses of WMS for the six month period ended June 30, 2013, included in Exhibit 99.1 to Envestnet’s Current Report on Form 8-K, filed with the SEC on October 8, 2013.

The unaudited pro forma condensed combined financial information has been prepared pursuant to the requirements of Article 11 of Regulation S-X, to give effect to the completed WMS Acquisition which has been accounted for as a purchase business combination in accordance with ASC 805, “Business Combinations.” The assumptions, estimates, and adjustments herein have been made solely for purposes of developing the unaudited pro forma condensed combined financial information and are based upon available information and certain assumptions that we believe are reasonable.

The unaudited pro forma condensed combined statement of operations for the twelve month period ended December 31, 2013 has been prepared as if the WMS Acquisition was completed on January 1, 2013, the first day of Envestnet’s fiscal year 2013.

The unaudited pro forma condensed combined financial information should be read in conjunction with (i) the audited consolidated financial statements and related notes of Envestnet, and “Management’s Discussion and Analysis of Financial Condition and results of Operations” contained in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2013, (ii) the unaudited abbreviated financial statements and related notes of WMS as of June 30, 2013, and for the six month periods ended June 30, 2013 and 2012, which are included in Exhibit 99.1 to Envestnet’s Current Report on Form 8-K filed with the SEC on October 8, 2013.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the consolidated results of operations or financial condition of Envestnet that would have been reported had the WMS Acquisition been completed as of the date presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the combined entity.

Note 1: Basis of pro forma presentation

On July 1, 2013, pursuant to an asset purchase agreement dated April 11, 2013, with Prudential Investments LLC (“PI”), a subsidiary of Prudential Financial, Inc (“Prudential”), Envestnet Inc. (“Envestnet”) acquired (the “WMS Acquisition”) substantially all the assets of PI’s Wealth Management Solutions (“WMS”) division.

The total consideration transferred in the WMS Acquisition as of the date of acquisition was as follows:

Cash consideration	$8,992
Contingent consideration	15,738
Total fair value of consideration transferred	$24,730

The unaudited pro forma condensed combined statement of operations of Envestnet and WMS have been prepared by Envestnet pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 is derived from the audited consolidated statement of operations of Envestnet, included in Envestnet’s Form 10-K for the year ended December 31, 2013, and the unaudited statement of revenues and direct expenses of WMS for the six months ended June 30, 2013, included in Exhibit 99.1 to Envestnet’s Current Report on Form 8-K, filed with the SEC on October 8, 2013.

Prior to the WMS Acquisition, WMS was neither a separate legal entity nor a subsidiary of PI and was neither operated nor accounted for as a stand-alone business, but was an integral part of PI. PI did not maintain distinct and separate accounts for WMS necessary to prepare complete financial statements and the unaudited abbreviated financial statements omitted certain overhead, interest and tax allocations from PI and Prudential. Therefore, the unaudited abbreviated financial statements are not intended to be a complete presentation of WMS’s revenues and expenses and the historical operating results of WMS may not be indicative of the results that might have been achieved had WMS been a stand-alone entity.  Furthermore, the statement of operations information presented for WMS is not indicative of the results of operations of the acquired business going forward due to the changes made in the business and

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(in thousands, except shares)

the reduction of various operating expenses including compensation and benefits due to reduced headcount, information technology related expenditures and other general and administrative costs.

Certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, Envestnet believes that the disclosures provided herein, taken together with those included in Envestnet’s Annual Report on Form 10-K for the year ended December 31, 2013, and the unaudited abbreviated financial statements of WMS for the six month periods ended June 30, 2013 and 2012 are adequate to make the information presented not misleading.

The unaudited pro forma condensed combined statement of operations is provided for informational purposes only and does not purport to be indicative of Envestnet’s results of operations which would actually have been obtained had such transaction been completed for the periods presented, or for the results of operations that may be obtained in the future.

Envestnet, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations of Envestnet and WMS

Year Ended December 31, 2013

(in thousands, except share and per share information)

	Historical		Pro Forma
	Envestnet (1)	WMS (2)	Adjustments		Combined
Revenues:
Assets under management or administration	$200,568	$32,448	$—		$233,016
Licensing and professional services	41,967	—	—		41,967
Total revenues	242,535	32,448	—		274,983

Operating expenses:
Cost of revenues	98,970	18,110	—		117,080
Compensation and benefits	77,442	14,059	(361)	a	91,140
General and administration	44,808	11,192	692	b	56,692
Depreciation and amortization	15,329	1,170	3,158	c	19,657
Restructuring charges	474	—	—		474
Total operating expenses	237,023	44,531	3,489		285,043

Income (loss) from operations	5,512	(12,083)	(3,489)		(10,060)

Other income, net	200	—	—		200

Income (loss) before income tax provision	5,712	(12,083)	(3,489)		(9,860)

Income tax provision (benefit)	2,052	—	(1,396)	d	656

Net income (loss)	$3,660	$(12,083)	$(2,093)		$(10,516)

Net income (loss) per share:
Basic	$0.11				$(0.32)
Diluted	$0.10				$(0.32)

Weighted average common shares outstanding:
Basic	33,191,088				33,191,088
Diluted	35,666,575		(2,475,487)	e	33,191,088

(1) Amounts reflect the unaudited condensed consolidated statement of operations of Envestnet as reported in Envestnet’s annual report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 17, 2014.

(2) Reflects the historical results of WMS for the six months ended June 30, 2013, the period prior to the consummation of the acquisition by Envestnet on July 1, 2013.  Certain reclassifications were made to conform to Envestnet’s financial statement presentation.

See notes to the unaudited pro forma condensed combined statement of operations.

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(in thousands, except shares)

Note 2: Purchase price allocation

Under the purchase method of accounting, the total consideration transferred was allocated to WMS’s assets acquired and liabilities assumed based on the fair value of WMS’s tangible and intangible assets and liabilities as of the beginning of business on July 1, 2013, the WMS Acquisition date. The excess of the total consideration over the net tangible and intangible assets was recorded as goodwill. Envestnet made an allocation of the total consideration as follows:

Consideration Allocation

Total tangible assets acquired	$1,296
Total liabilities assumed	(2,257)

Identifiable intangible assets:
Customer relationships	14,000
Proprietary technology	3,000
Goodwill	8,691
Total consideration allocation	$24,730

Total amortizable identifiable intangible assets total $17,000 and consist of customer relationships and proprietary technology with useful lives that range from 1.5 years to 12 years.

Goodwill of $8,691 represents the excess of the purchase price of the acquired business over the fair value of the underlying net tangible and identifiable intangible assets and represents the expected synergistic benefits of the transaction, primarily related to an increase in future revenues as a result of potential cross selling opportunities, as well as lower future operating expenses, including a reduction in headcount from pre-acquisition levels and lower technology platform-related costs due to the migration of WMS’s clients to the Envestnet technology platform. The goodwill is also related to the knowledge and experience of the workforce in place. In accordance with applicable accounting standards, goodwill will not be amortized but instead will be tested for impairment at least annually or more frequently if certain indicators are present. In the event that the management of the combined company determines that the value of goodwill has become impaired, the combined company will incur an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made.

The goodwill resulting from the WMS Acquisition is tax deductible.

Note 3: Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed financial statements are as follows:

(a)                    To record stock-based compensation for the issuance of restricted shares in conjunction with the acquisition, net of estimated forfeitures and to eliminate stock-based compensation recorded by WMS for the historical periods presented:

For the Year Ended
December 31, 2013
Stock compensation expense	$221
Less: Historical WMS stock based expense	(582)
Net	$(361)

(b)                 To record accretion expense in the amount of $1,573 related to contingent consideration for the year ended December 31, 2013 and to eliminate the direct, incremental transaction costs in the amount of $881 related to the WMS Acquisition for the year ended December 31, 2013.

Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

(in thousands, except shares)

(c)                  To record amortization expense for the effect of purchase accounting on WMS’s intangible assets and to eliminate amortization expense for WMS historical internal use software:

			Amortization
		Estimated Useful	For the Year Ended
	Fair Value	Life in Years	December 31, 2013

Customer relationships	$14,000	12.0	$2,142
Proprietary technology	3,000	1.5	2,186
Total intangible assets acquired	$17,000		$4,328

Less: WMS internal use software amortization			(1,170)
Net			$3,158

(d)                 To record the pro forma tax effect for the year ended December 31, 2013 on the adjustments to pro forma net loss before income taxes based on an estimated statutory rate of 40.0%. The pro forma combined income tax benefits do not reflect the amounts that would have resulted had Envestnet and WMS filed consolidated income tax returns during the periods presented.

(e)                  To eliminate the effects of stock options and warrants to purchase common stock as a result of the pro forma combined net loss.

Note 4:  Transition Services Agreement

Upon the WMS Acquisition, Envestnet entered into a Transition Services Agreement (“TSA”) with PI, whereby Envestnet reimburses expenses incurred by PI on behalf of WMS, primarily related to information technology costs, data and research fees and other administrative costs.  The impact of the TSA expense as compared to the historical expenses included in the unaudited abbreviated financial statements is not determinable.  The total amount of TSA expense reimbursed by Envestnet during the period July 1, 2013 through December 31, 2013 totaled $3,906.